UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 31, 2019

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4801 E. Washington Street
Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 642-1716

4800 N. Scottsdale Rd, Suite 4400

Scottsdale, Arizona

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGLN	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(c)The Board of Directors (the “Board”) of Magellan Health, Inc. (the “Company”) has appointed Kenneth J. Fasola, 60, as Chief Executive Officer of the Company, and member of the Board, effective as of November 14, 2019. In connection with his appointment as Chief Executive Officer, on October 31, 2019, Mr. Fasola and the Company entered into an employment agreement described below. As previously disclosed, Barry M. Smith will step down as a member of the Board and Chief Executive Officer of the Company, effective as of November 14, 2019. We thank Mr. Smith for his many years of service to the Company and its shareholders.

Mr. Fasola currently serves as Chief Growth Officer, Ancillary and Individual, at UnitedHealthcare. Previously, Mr. Fasola served as Chairman, President and Chief Executive Officer of HealthMarkets, Inc., one of the largest health insurance agencies in the U.S. and a subsidiary of UnitedHealth Group, from October 2010 through April 2019. Prior to joining HealthMarkets, Mr. Fasola was responsible for Humana’s individual major medical, specialty and supplemental insurance operations. Prior to that, he was Chief Executive Officer for Secure Horizons, a division of UnitedHealth Group and the nation’s largest Medicare Advantage insurer. Additionally he served as chief executive officer of UnitedHealth Care’s Central region and as national sales officer and president of UnitedHeath Care lines of business. He holds a BS in Health Planning and Administration from Pennsylvania State University.

(e)

Employment Agreement with Mr. Fasola

On October 31, 2019, the Company entered into an employment agreement with Mr. Fasola (the “Employment Agreement”), effective as of November 14, 2019, for a one-year term, with automatic annual renewals, unless sooner terminated by either party. Mr. Fasola’s annual base salary will be $1,000,000, and his annual target bonus opportunity under the Company’s Incentive Compensation Plan is 100% of his base salary, with the ability to earn up to 200% based on achieving specified performance goals.

Mr. Fasola will receive a grant of restricted stock units (“RSUs”) with a value of $2,000,000 on the date of grant and performance-based restricted stock units (“PSUs”) with a value of $2,000,000 on the date of grant (collectively, the “Grant”), on the first business day of the month following the month of commencement of his employment. The Company will also grant Mr. Fasola a sign-on bonus equal to $750,000 (the “Sign-on Bonus”), payable within 30 days following the date of commencement of Mr. Fasola’s employment. If Mr. Fasola is terminated for “cause” or he resigns without “good reason” (each as defined in the agreement) prior to the first anniversary of the commencement of his employment, he must repay the entire Sign-on Bonus within 30 days following receipt of written notice from the Company. Beginning with calendar year 2020, Mr. Fasola will also be entitled to receive equity awards under the Company’s incentive plan on terms at least as favorable as other similarly situated senior level executives, and his annual target value for 2020 for his equity award shall be 400% of his base salary.

If the Company terminates Mr. Fasola’s employment without cause, or Mr. Fasola terminates his employment for good reason, then, subject to the execution of a release of claims in favor of the Company: (i) the Company will pay him an amount equal to 1.5 times the sum of his (x) base salary plus (y) target bonus, payable over a period of 18 months following termination, (ii) a pro-rated bonus for the year of termination based on actual performance, (iii) the Company will reimburse him for a portion of premiums for continued health plan coverage for 18 months, and (iv) the RSUs automatically vest in full upon termination and the PSUs will become vested and settle when they otherwise would have if the Executive had remained employed for the term of the PSUs. In addition, if Mr. Fasola’s employment is terminated by the Company without cause or if he resigns for good reason on or prior to and in connection with, or within two years after, a change in control of the Company (as defined in the agreement), then in addition to the severance described above and subject to the execution of a release of claims in favor of the Company the Company will pay him a lump sum payment equal to 1.5 times the sum of his (x) base salary plus (y) target bonus.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On October 31, 2019, the Company issued a press release with respect to the appointment of Mr. Fasola as Chief Executive Officer of the Company, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act which involve a number of risks and uncertainties, many of which are out of our control. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements including, without limitation, statements growth opportunities, business environment, long term opportunities and strategy. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s risk members; delays, higher costs or inability to implement new business or other Company initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 28, 2019, and the Company’s subsequent Quarterly Reports on Form 10-Q filed during 2019. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this release.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information: Not applicable.

(d) Exhibits:

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Employment agreement dated October 31, 2019 between the Company and Kenneth Fasola.
99.1	Press release dated October 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: October 31, 2019	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Chief Financial Officer

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